Toppan Vite 85115 First Clover Leaf PC (AAL) Proof 3 PROXY FIRST CLOVER LEAF FINANCIAL CORP. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 31, 2016 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The undersigned hereby constitutes and appoints Gerard A. Schuetzenhofer and P. David Kuhl and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Special Meeting”) of First Clover Leaf Financial Corp. (the “Company”) in such manner as they, or either of them, may determine on any matters which may properly come before the Special Meeting or any adjournments thereof and to vote on the matter set forth on the reverse side as directed by the undersigned. The Special Meeting will be held at the LeClaire Room on the N.O. Nelson Campus of Lewis & Clark Community College, 600 Troy Road, Edwardsville, Illinois 62025 on Wednesday, August 31 at 4:00 p.m., local time, and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE PROPOSALS. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. (Continued, and to be marked, dated and signed, on the other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.   Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held AUGUST 31, 2016 The Proxy Statement to Stockholders is available at: http://www.viewproxy.com/FirstClover/2016

Toppan Vite 85115 First Clover Leaf PC (AAL) Proof 3 C. Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below Please sign exactly as your name(s) appear hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Date: ______/_____/__________ _____________________________________________________________ Signature 1 _____________________________________________________________ Signature 2 Special Meeting Proxy Card A. Proposals – The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.   PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone CONTROL NUMBER INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (888) 693-8683 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. CONTROL NUMBER I plan to attend the meeting o FOR AGAINST ABSTAIN o o o o o o FOR AGAINST ABSTAIN o o o 2. To approve, on an advisory (non-binding) basis, the compensation that certain executive officers of the Company may receive in connection with the merger proposal pursuant to existing agreements or arrangements with the Company. 3. To approve the adjournment of the Special Meeting to permit further solicitation in the event that an insufficient number of votes are cast to approve the Merger Agreement and the transactions contemplated therein. 1. To approve the Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of April 26, 2016, between the Company and First Mid- Illinois Bancshares, Inc. (“First Mid”), pursuant to which the Company will merge with and into First Mid, and the transactions contemplated therein (the “merger proposal”). B. Non-Voting Items Change of Address – Please print new address below. __________________________________________________________________________ __________________________________________________________________________ 